Exhibit 99.1

GRANT THORNTON LLP

101 California Street, Suite 2700

San Francisco, CA 94111

D +1 415-986-3900

F +1 415 986 3916

GT.COM

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Marlin Capital Solutions, Marlin 2022-1 LLC and BofA Securities Inc.:

We have performed the procedures enumerated below on certain information with respect to attributes of Marlin Capital Solutions’ (the “Company”) equipment lease contracts and working capital loans as of March 31, 2022 (the “Subject Matter”) related to Marlin 2022-1 LLC’s (the “Issuer”) issuance of certain classes of notes (the “Securitization Transaction”). The Company is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose.

Additionally, the Issuer and BofA Securities Inc. (“BofA”) (collectively with the Company, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures were performed on the equipment lease contracts and working capital loans and our findings are as follows. For the purposes of all agreed-upon procedures, we were instructed by the Company that (i) differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement, (ii) any differences in the Geographic Location that are as a result of abbreviations or punctuation were deemed to be in agreement and (iii) for any characteristic involving dates, differences of less than or equal to 90 days were deemed to be in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

2

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, Equipment Finance Agreements, Equipment Lease Agreements, Booking Sheets, Invoices and Credit Decisions (collectively the “Credit File”), screenshots of Company’s internal systems, Residual Matrices, Equipment Table, Amortization Schedule and CBR (Contract Balance Remaining) Tie Out files.

Due diligence agreed-upon procedures

On April 18, 2022, the Company provided us with a computer readable data file (the “Initial Data File”) containing certain characteristics of the equipment lease contracts and working capital loans (the “Initial Assets””) included in the Securitization Transaction. The Company provided us with periodic updates up to and including May 26, 2022. On May 16, 2022, BofA, on behalf of the Company, provided us with a computer readable data file (the “Additional Data File”), containing certain characteristics of additional equipment lease contracts (the “Additional Assets”) included in the Securitization Transaction. BofA, on behalf of the Company, provided us with periodic updates up to and including May 23, 2022. The Company provided us with an Updated Additional Data File for the Additional Assets on June 1, 2022. The Initial Assets and Additional Assets are herein referred to as the “Database”.

We performed the procedures indicated below on the equipment lease contracts and working capital loans.

As instructed by the Company, Grant Thornton selected, on a random basis, 121 Assets, comprised of 114 equipment lease contracts from the Initial Data File, 6 working capital loans from the Initial Data File, and 1 equipment lease contract from the Additional Data File. For each of the selected Assets (the “Sample Assets”) listed on Appendix A, we performed comparisons or recalculations for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

The procedures we performed on the Sample Assets are listed below:

Exhibit 1

	Characteristic	Source Documents
1	Lease number	Credit File
2	Commencement Date	Credit File
3	Equipment Cost * **	Credit File
4	Residual Value* **	Credit File /Residual Matrices
5	Original Contract Term (Months)	Credit File

3

	Characteristic	Source Documents
6	Final Payment Date (Month and Year)	Credit File
7	Contract Payment Amount	Credit File
8	Payment Frequency	Credit File
9	Equipment Type **	Credit File / Equipment Table
10	Geographic Location	Credit File
11	Security Deposit **	Credit File
12	Interest Rate	Screenshot of Company’s internal system
13	Contract Balance Remaining	CBR Tie Out File, Amortization
Schedule

*	Exclusive of upfront taxes as applicable
**	This Characteristic is not applicable for Working Capital Loans

For Characteristics 1-3, 5 and 7-12, we compared and agreed the information to the Source Documents.

For Characteristic 4, we were instructed by the Company that in those cases where the Residual Value is not located within the Source Documents, to recalculate the Residual Value based on the Equipment Cost in the Database and the Residual % located within the Residual Matrices file provided.

For Characteristic 6, we were instructed by the Company to recalculate the Final Payment Date by adding the number of months in the Original Contract Term to the Commencement Date. For any Sample Asset where the calculation of the Final Payment date did not match the Database, we were instructed by the Company to check the Source Documents for an indication that the contract was auto renewed, and to recalculate the Final Payment using the additional months from the auto renewal.

For Characteristic 11, for the Additional Assets, we were instructed by the Company to recalculate the Security Deposit by multiplying the Security Deposit Payment located within the Source Documents by the number of months since the execution of the applicable lease agreement.

For Characteristic 12, for the Additional Assets, we were instructed by the Company to subtract the Servicing Fee % identified in the Source Documents from the Gross Yield % identified in the Source Documents.

For Characteristic 13, we were instructed by the Company to compare the Contract Balance Remaining in the Database to the CBR Tie Out File. For any Sample Asset where the Contract Balance Remaining in the Database did not match the Contract Balance Remaining in the CBR Tie Out File, we were instructed by the Company to perform a recalculation of adding back identified paydowns that had occurred after the cut-off date of March 31, 2022 to the Contract Balance Remaining in the CBR Tie Out File and then comparing to the Contract Balance Remaining in the Database.

4

For Characteristic 13, for Additional Assets, we were instructed by the Company to use the Amortization Schedule of the Additional Asset to calculate the prorated monthly interest to March 31, 2022, add it to the March 15, 2022 Closing Balance and use the sum to verify the March 31, 2022 funded book value on the Additional Data File.

We noted no unresolved discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements

•	Addressing the value of collateral securing any such assets being securitized

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization

•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions

•	Forming any conclusions

•	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of The Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

5

This report is intended solely for the information and use of the Company, the Issuer, and BofA. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Grant Thornton LLP

San Francisco, California

June 10, 2022

6

Appendix A

7

Appendix A

Selection	Lease Number
1	001-1817077-001
2	401-1334016-002
3	401-1772223-001
4	403-1786246-001
5	003-1813443-001
6	403-1742163-002
7	401-1756519-001
8	401-1710000-001
9	403-1672912-001
10	401-1663487-002
11	401-1699919-001
12	403-1612769-002
13	401-1724743-001
14	401-0038887-001
15	001-1822514-001
16	401-1686693-001
17	401-1345514-003
18	403-1778496-002
19	401-1602508-001
20	401-1728317-001
21	401-1769149-005
22	403-0317752-001
23	403-1764168-002
24	401-1728418-001
25	421-1804980-001
26	403-1688542-001
27	409-1388791-001
28	405-1734006-001
29	405-1707883-001
30	003-1573534-001
31	003-1622848-001
32	401-1785608-001
33	401-1167593-001
34	003-1801314-001
35	401-1313748-001
36	401-1449952-002
37	401-1685258-001
38	403-1799984-001
39	403-1647904-005
40	401-1688754-001
41	403-1689333-001
42	403-1694721-001

8

Selection	Lease Number
43	401-1460654-010
44	405-1700287-001
45	401-1784731-001
46	401-0045832-002
47	401-1738615-001
48	401-1654618-001
49	405-1695648-001
50	401-1747508-001
51	401-1635445-002
52	003-1825511-001
53	003-1823494-001
54	403-1696220-001
55	403-1690585-001
56	403-1650186-001
57	001-1496101-001
58	401-1686791-002
59	403-1725300-001
60	401-1664395-001
61	403-1441881-001
62	413-1682142-001
63	403-1802440-001
64	413-1817562-001
65	401-1626896-001
66	401-1415131-002
67	401-1804800-001
68	401-1731540-001
69	403-1668876-001
70	401-1704035-002
71	401-1418718-002
72	401-1802062-001
73	401-1760548-002
74	401-0293658-005
75	401-1768426-001
76	402-1771433-001
77	001-1652033-001
78	003-1397107-001
79	401-1762182-001
80	401-1752345-001
81	401-1400644-003
82	401-1654003-001
83	001-1607029-001
84	401-1698139-001
85	401-1607139-003
86	401-1239861-001
87	401-1714388-001

9

Selection	Lease Number
88	403-1281020-002
89	001-1714874-001
90	421-1711045-001
91	403-1756491-001
92	401-1577694-002
93	403-1613998-002
94	401-1457193-002
95	001-1628434-001
96	405-1685847-002
97	401-1414873-002
98	001-1693591-001
99	401-1766413-001
100	401-1700870-001
101	403-1753592-002
102	413-0276886-002
103	401-1754532-001
104	401-1704066-001
105	403-1777297-001
106	403-1602326-001
107	401-1350819-004
108	403-1445797-001
109	409-1616332-001
110	401-1747427-001
111	403-1554151-002
112	403-1692770-001
113	401-1645024-001
114	403-1734014-001
115	500-025200-001
116	500-001298-006
117	500-001273-013
118	500-023618-001
119	500-007920-009
120	500-020577-001
121	RUBY_HAS_21-12847-01